Before you invest, you may want to review the Hodges Pure Contrarian Fund (the “Pure Contrarian Fund”) prospectus, which contains more information about the Pure Contrarian Fund and its risks. You can find the Pure Contrarian Fund’s prospectus and other information about the Pure Contrarian Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1‑866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Pure Contrarian Fund’s entire prospectus and SAI, both dated July 29, 2018.

Investment Objective

The Hodges Pure Contrarian Fund (the “Pure Contrarian Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Pure Contrarian Fund.

Shareholder Fees (fees paid directly from your investment)
Retail Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Retail Class Shares
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.37%
Total Annual Fund Operating Expenses	2.47%
Fee Waiver and/or Expense Reimbursement/Recoupment	-1.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment(1)	1.40%

(1)
Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and pay the Pure Contrarian Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment for Retail Class shares of the Pure Contrarian Fund to 1.40% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until July 31, 2019.  The agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Pure Contrarian Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Pure Contrarian Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Pure Contrarian Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Pure Contrarian Fund
Retail Class Shares	$143	$667	$1,219	$2,725

Portfolio Turnover

The Pure Contrarian Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Pure Contrarian Fund’s performance.  During the most recent fiscal year, the Pure Contrarian Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Pure Contrarian Fund invests primarily in common stocks of companies with an attractive price and free cash flow (the relationship between the price of a company’s stock and that company’s available cash from operations, minus capital expenditures).  Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.  The Pure Contrarian Fund will invest without regard to a company’s market capitalization size.  The Advisor selects investments using a “bottom-up” approach, which is largely driven by internal research, and means that the Advisor looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.  In addition, the Fund may invest in U.S. government securities and money market funds.  While the Pure Contrarian Fund invests primarily in securities that are traded in the United States, it may also invest up to 25% of its net assets in foreign equity securities, which includes investments in emerging markets.  Such investments in foreign securities may include direct investments and those of securities which are U.S. dollar denominated and trade on a domestic national securities exchange, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Pure Contrarian Fund is a non-diversified fund, which may result in the portfolio being strategically focused in certain issuers or sectors.  The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices.  From time to time, the Fund may also engage in short sales transactions and may sell options and write “covered” put and call options.  The Pure Contrarian Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Advisor will consider selling a security in the Pure Contrarian Fund’s portfolio if the Advisor believes that security has become overvalued or is believed to have reached its appreciation potential.  The Advisor may also sell a security if the basic thesis supporting the contrarian view on an investment materially changes due to unforeseen events.  Such evaluation involves measuring the potential for additional appreciation in a security relative to its down-side risk.  The Advisor will also take tax considerations into account when making a sell decision.  Given the long-term nature of the Pure Contrarian Fund’s contrarian strategy, the portfolio turnover is likely to be less than 100% in a given year under normal market conditions.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Pure Contrarian Fund.  The following principal risks can affect the value of your investment:

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Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund's performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

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Equity Securities Risk:  The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.

•	Management Risk: The Advisor may fail to implement the Pure Contrarian Fund’s investment strategies and meet its investment objective.

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Short Sales Risk:  Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Pure Contrarian Fund, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for Pure Contrarian Fund shareholders.

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Foreign Securities Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

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Depositary Receipts Risk:  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

•
Currency Risk:  Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.

•	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  The Pure Contrarian Fund may outperform or underperform other funds that employ a different investment style.  Examples of different investment styles include growth and value investing.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

•
Large Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Futures and Options Risks:  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Pure Contrarian Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

•
Smaller Company Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies.  Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies.  They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Pure Contrarian Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

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Non-Diversification Risk:  The Pure Contrarian Fund is non-diversified which means an increase or decrease in the value of a single security may have a greater impact on the Pure Contrarian Fund’s total return than would happen to a diversified fund.

•
Risks of Companies in “Special Situations:”  The Pure Contrarian Fund’s investments in companies experiencing significant business problems could have a negative result in the Fund’s performance if the company does not realize the anticipated favorable prospects.

Performance

The following performance information provides some indication of the risks of investing in the Pure Contrarian Fund.  The bar chart below illustrates how shares of the Pure Contrarian Fund’s total returns have varied from year to year.  The table below illustrates how the Pure Contrarian Fund’s average annual total returns for the 1-year, 5-year and since inception periods compare with that of a broad-based securities index.  The Pure Contrarian Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Pure Contrarian Fund
Calendar Year Total Returns as of December 31
Retail Class

*The returns shown were achieved during a period of generally rising market values.  Investors should not expect that such favorable returns can be achieved consistently.

The Pure Contrarian Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2018 was -5.23%.

Highest Quarterly Return:	3Q, 2016	20.28%

Lowest Quarterly Return:	3Q, 2011	-24.41%

Average Annual Total Returns as of December 31, 2017
Pure Contrarian Fund	1 Year	5 Year	Since Inception (9/10/2009)
Retail Class Shares
Return Before Taxes	-2.82%	7.99%	8.15%
Return After Taxes on Distributions	-6.34%	5.60%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares	-1.48%	5.51%	6.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.36%

The Pure Contrarian Fund commenced operations on September 10, 2009.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor

Hodges Capital Management, Inc.

Portfolio Managers

Name	Title	Managed the Fund Since
Craig D. Hodges	Chief Investment Officer/Chief Executive Officer	Inception (2009)
Eric J. Marshall, CFA	President	Inception (2009)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Pure Contrarian Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Pure Contrarian Fund	Retail Class: $1,000	Retail Class: $100

Tax Information

The Pure Contrarian Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Pure Contrarian Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.